THIRD AMENDED AND RESTATED
CERTIFICATE

OF INCORPORATION
OF
CAL-MAINE FOODS, INC.
Cal-Maine Foods, Inc.

(the “Corporation”), a

corporation organized and

existing under and

pursuant
to

the

provisions

of
the

General

Corporation

Law

of

the

State

of

Delaware

(the

“DGCL”),

does

hereby
certify as follows:
FIRST
:

The original Certificate of Incorporation of

the Corporation was filed with

the Secretary of
State

of

the

State

of

Delaware

on

September 10, 1969;

the

Amended

and

Restated

Certificate

of
Incorporation

of

the

Corporation

was

filed

with

the

Secretary

of

State

of

the

State

of

Delaware

on
October 3, 1996;

the

Second Amended

and

Restated

Certificate

of

Incorporation

of

the

Corporation

was
filed with the Secretary of State of the

State of Delaware on July 20, 2018; and a Certificate of

Amendment
to

the

Second Amended

and

Restated

Certificate

of

Incorporation

of

the

Corporation

was

filed

with

the
Secretary of State of the State of Delaware on October 4, 2024.
SECOND
:

This

Third Amended

and

Restated

Certificate

of

Incorporation

was

duly

adopted

in
accordance with
Sections 242 and

245 of

the DGCL and

was duly

approved by

the written

consent of

the
stockholders of the Corporation in accordance with Section 228 of the DGCL.
THIRD
:

This Third

Amended and

Restated Certificate

of Incorporation

shall become

effective upon
filing with the Secretary of State of the State of Delaware.
The

Corporation

hereby

restates

and

integrates

and

further

amends

the

Second

Amended

and
Restated

Certificate

of

Incorporation,

as

amended,

of

the

Corporation
by

revising

such

document

in

its
entirety as follows:
ARTICLE I
NAME
The name of the Corporation is CAL-MAINE FOODS, INC.
ARTICLE II
REGISTERED OFFICE
The

name

of

its

registered

agent

is

The

Corporation

Service

Company
.

The

address

of

such
registered

office

in

the

State

of

Delaware

is

251

Little

Falls

Drive, Wilmington,

Delaware

19808,

in

the
County of New Castle.
ARTICLE III
PURPOSE
The purpose of

the Corporation is to

engage in any

lawful act or activity

for which corporations

may
be organized under the DGCL.
ARTICLE IV
CAPITAL STOCK
1.

Authorized Capital Stock.

The amount of capital stock that the Corporation is authorized to issue shall be

134,800,000 shares of Capital

Stock and shall

consist of (a) 120,000,000

shares of common
stock with a

par value of

$0.01 per share (the

“Common Stock”), (b) 10,000,000 shares

of preferred stock

with a

par value

of $0.01 per

share (the

“Preferred Stock”)

and (c) 4,800,000 shares

of Class A

Common
Stock with a par value of $0.01 per share.
2.

Increase

or Decrease

in

Authorized

Preferred

Stock.

The

number

of

authorized

shares

of
Preferred Stock

may be

increased or

decreased (but

not below

the number

of shares

thereof then

outstanding)
by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote

generally in

the election

of directors,

irrespective of

the provisions

of Section 242(b)(2)

of the

DGCL
(or any successor provision thereto), voting

together as a single class, without

a separate vote of the holders
of the Preferred Stock , unless a vote by any holders of one or more series of Preferred Stock is required by
the

express terms

of

any series

of Preferred

Stock as

provided

for

or fixed

pursuant

to

the

provisions of
Article IV,

Section 4 of this amended and

restated certificate of incorporation of

the Corporation (as further
amended from time to time in

accordance with the provisions hereof and

including, without limitation, the
terms

of

any

certificate

of

designation

with

respect

to

any

series

of

Preferred

Stock,

this

“Certificate

of
Incorporation”).
3.

Common Stock.
(a)

The holders of shares of Common Stock shall be entitled to one vote for each such share on
each

matter properly

submitted to

the stockholders

of the

Corporation on

which the

holders

of shares

of
Common Stock

are

entitled to

vote.

The holders

of shares

of Common

Stock shall

not have

cumulative
voting rights.

Except as

otherwise required

by law

or this

Certificate of

Incorporation, and

subject to

the
rights of the

holders of shares

of Preferred Stock,

if any, at any

annual or special

meeting of the

stockholders
of the

Corporation, the holders

of shares of

Common Stock shall

have the right

to vote for

the election of
directors and on all other matters properly submitted to a vote of the stockholders; provided,

however, that,
except as otherwise required

by law, holders of shares of

Common Stock shall

not be entitled to

vote on any
amendment to

this Certificate

of Incorporation

that relates

solely to

the terms,

number of

shares, powers,
designations,

preferences

or

relative,

participating,

optional

or

other

special

rights

(including,

without
limitation, voting rights), or to qualifications, limitations or restrictions thereof, of one or more outstanding series of Preferred Stock if the holders

of such affected series are entitled, either separately

or together with
the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or pursuant to the DGCL.
(b)

Except as

otherwise required

by law

or this

Certificate of

Incorporation, and

subject to

the
rights of the holders

of shares of Preferred

Stock, the holders of

shares of Common Stock

shall be entitled
to

receive

such

dividends

and

other

distributions

(payable

in

cash,

property

or

capital

stock

of

the
Corporation) when,

as and

if declared

thereon by

the board

of directors

of the

Corporation (the

“Board”)
from time

to time

out of

any assets

or funds

of the

Corporation legally

available therefor

and shall

share
equally on a per share basis in such dividends and distributions.
(c)

Except as otherwise required by

law or this Certificate of

Incorporation, in the event of

any
voluntary

or

involuntary

liquidation,

dissolution

or

winding-up

of

the

Corporation,

after

payment

or
provision for payment

of the debts

and other liabilities

of the Corporation,

and subject

to the rights

of the
holders

of

shares

of

Preferred

Stock

in

respect

thereof,

the

holders

of

shares

of

Common

Stock

shall

be
entitled to receive

all of the

remaining assets of

the Corporation

available for distribution

to its stockholders,
ratably in proportion to the number of shares of Common Stock held by them.
4.

Preferred Stock.
(a)

The Board is

expressly authorized to

issue from time

to time shares

of Preferred Stock

in one
or more

series pursuant to

a resolution or

resolutions providing for

such issue duly

adopted by the

Board.

The Board is further authorized, subject to limitations prescribed by law,

to fix by resolution or resolutions
and

to

set

forth

in

a

certification

of

designation

filed

pursuant

to

the

DGCL

the

powers,

designations,

preferences

and

relative,

participating,

optional

or

other

special

rights,

if

any,

and

the

qualifications,
limitations or

restrictions thereof,

if any, of

any wholly

unissued series

of Preferred

Stock, including,

without
limitation, dividend

rights, dividend

rate, conversion

rights, voting

rights, rights

and terms

of redemption
(including,

without

limitation,

sinking

fund

provisions),

redemption

price

or

prices

and

liquidation
preferences of

any such

series, and

the number

of shares

constituting any

such series

and the

designation
thereof, or any of the foregoing.
(b)

The

Board

is

further

authorized

to

increase

(but

not

above

the total

number

of

authorized
shares of the class) or

decrease (but not below the

number of shares of any

such series then outstanding) the
number of shares

of any series

of Preferred Stock,

the number of

which was fixed

by it, subsequent

to the
issuance of

shares of

such series

then outstanding,

subject to

the powers,

preferences and

rights, and

the
qualifications, limitations and

restrictions thereof,

stated in

this Certificate

of Incorporation or

the resolution
of the Board originally fixing the number

of shares of such series.

If the number of shares of any series

of
Preferred Stock is so decreased, then the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
5.

Class A Common Stock.

As long as any shares of Class A Common Stock are issued and outstanding, the powers, designations, preferences or relative, participating, optional or other special rights
(including, without limitation, voting rights) of the Common Stock shall be subject to the powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights) of the Class A Common Stock, as described in this Article IV,

Section 5 and, if
applicable, elsewhere in this Certificate of Incorporation.

At the earliest date that no shares of Class
A
Common Stock are issued or outstanding, the provisions of this Article IV,

Section 5 shall terminate and
cease to be of any further force or effect.
(a)

The holders of shares of Class A Common Stock shall not have cumulative voting rights.
(b)

Each share of Class A Common Stock shall have ten votes per share on all matters that may be submitted to a vote or consent of the stockholders.
(c)

Except as otherwise provided herein or required

by law, the Common Stock and the Class
A
Common Stock shall together vote as a class, except that the holders of Common Stock shall have one vote
per share and the holders of Class A Common Stock shall have ten votes per share.
(d)

Anything herein

to the

contrary notwithstanding,

the holders

of Common

Stock shall

have
exclusive voting power on all matters

at any time when no shares of

Class A Common Stock are issued and
outstanding,

and

the

holders

of

the

Class A

Common

Stock

will

have

the

exclusive

voting

power

on

all
matters at any time when no shares of the Common Stock are issued and outstanding.
(e)

Except as otherwise provided

herein or required by

applicable law, shares of Common Stock
and Class A Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and

upon any liquidation,

dissolution or winding

up of the

Corporation), share ratably

and
be identical in all respects and as to all matters.
(f)

Shares of

Common Stock

and Class A

Common Stock

shall be

treated equally,

identically
and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid
from time

to time

by the

Board out

of any

assets of

the Corporation

legally available

therefor; provided,
however, that in the event a dividend

is paid in the

form of shares of

Capital Stock (or rights

to acquire such
shares), then

holders of

Common Stock

shall receive

shares of

Common Stock

(or rights

to acquire

such
shares, as the case may

be) and holders of Class

A Common Stock shall receive

shares of Class A Common
Stock (or rights

to acquire such

shares, as the

case may be),

with holders of

shares of Common

Stock and
Class A Common Stock receiving, on a per share basis, an identical number of shares of Common Stock or

Class A

Common

Stock,

as

applicable.

Notwithstanding

the

foregoing,

the

Board

may

pay

or

make

a
disparate dividend

or distribution

per share

of Common

Stock or

Class A Common

Stock (whether

in the
amount of such dividend or distribution

payable per share, the form in

which such dividend or distribution
is payable, the timing of

the payment, or otherwise) if

such disparate dividend or distribution

is approved in
advance by the

affirmative vote of the

holders of a

majority of the

outstanding shares of

Common Stock and
Class A Common Stock, each voting separately as a class.
(g)

Shares of

Common Stock

or Class A

Common Stock

may not

be subdivided,

combined or
reclassified

unless

the

shares

of

the

other

class

are

concurrently

therewith

proportionately

subdivided,
combined or reclassified

in a manner

that maintains the

same proportionate equity

ownership between the
holders

of

the

outstanding

Common

Stock

and

Class A

Common

Stock

on

the

record

date

for

such
subdivision,

combination

or

reclassification;

provided,

however,

that

shares

of

one

such

class

may

be
subdivided,

combined

or

reclassified

in

a

different

or

disproportionate

manner

if

such

subdivision,
combination or reclassification is

approved in advance by

the affirmative vote

of the holders of

a majority
of the outstanding shares of Common Stock and Class A Common Stock, each voting separately as a class.
(h)

In

the

event

of

any

voluntary

or

involuntary

liquidation,

dissolution

or

winding-up

of

the
Corporation, after

payment or

provision for

payment of

the debts

and other

liabilities of

the Corporation,
and subject to the rights of the holders of shares of Preferred Stock in respect thereof, the holders of shares
of Common Stock and Class A Common Stock shall be entitled

to receive all of the remaining assets of the
Corporation available

for distribution

to its

stockholders, ratably

in proportion

to the

number of

shares of
Common

Stock

or

Class A

Common

Stock,

as

applicable,

held

by

them,

unless

disparate

or

different
treatment of

the shares of

each such class

with respect

to distributions upon

any such liquidation,

dissolution
or winding up is approved

in advance by the affirmative vote

of the holders of a majority

of the outstanding
shares of Common Stock and Class A Common Stock, each voting separately as a class.
(i)

In

the

event

of

(i) a

merger,

consolidation

or

other

business

combination

requiring

the
approval of the holders of the Corporation’s

capital stock entitled to vote thereon, (ii) a tender or exchange offer to

acquire any

shares of

Common Stock

or Class A

Common Stock

by an

third party

pursuant to an
agreement to

which the

Corporation is

a party,

or (iii) a

tender or

exchange offer

to acquire

any shares

of
Common

Stock

or

Class A

Common

Stock

by

the

Corporation,

holders

of

the

Common

Stock

and

the
Class A Common

Stock shall

have the

right to

receive, or

the right

to elect

to receive,

the same

form and
amount of consideration on a per share basis.
(j)

The holders of

record of Class A

Common Stock may

at any time

convert any whole

number
or

all

of

such

holder’s

shares

of

Class A

Common

Stock

into

fully

paid

and

non-assessable

shares

of
Common Stock of

the Corporation at

the rate

(subject to adjustment

as hereinafter provided)

of one share
of Common Stock for each share of

Class A Common Stock converted.

Such conversion shall be effected
by the

holder of

Class A Common

Stock surrendering

such Class A

Common Stock

certificate or

certificates
to be converted, duly endorsed, at the office of the Corporation or at any transfer agent for the Corporation
or for the Class A Common Stock together with a written election to the Corporation at such office that the holder

thereof

elects

to

convert

all

or

the

specified

number

of

shares

of

Class A

Common

Stock

into
Common Stock and specifying the name or names in

which the holder desires the certificate or certificates
for such shares of Common

Stock to be issued.

Upon conversion, the Corporation shall

issue and deliver to
such

holder

or

holders,

nominee

or

nominees,

a

certificate

or

certificates

for

the

number

of

shares

of
Common Stock to which

such holder shall be

entitled.

Such conversion shall be

deemed to have been

made
at the

close of

business on

the day

of presentation

for conversion

and the

person or

persons entitled

to receive
the shares

of Common

Stock as

a result

of such

conversion shall

be treated

for all

purposes as

the record
holder or holders of such shares of Common Stock on such date.

(k)

Before

any

shares

of

Common

Stock

shall

be

delivered

upon

conversion,

the

holders

of
shares of

Class A Common

Stock whose shares

are being converted

into Common Stock

shall deliver

the
certificate or certificates representing such shares to the Corporation or its duly authorized agent (or if such
certificates have been

lost, stolen, or

destroyed, the holder

thereof shall execute

an agreement satisfactory
to the Corporation to indemnify the

Corporation from any loss incurred by

it in relation to such conversion)
specifying the place where the Common

Stock issued in conversion thereof

shall be sent.

The endorsement
of the certificate or

certificates of Class A Common

Stock to be converted

into Common Stock shall

be in
form satisfactory to the Corporation or its agent, as the case may be.
(l)

The number

of shares

of Common

Stock into

which the

shares of

Class A Common

Stock
may be converted

shall be subject

to adjustment from

time to time

in the event

of any capital

reorganization,
reclassification

of

stock

of

the

Corporation

or

consolidation

or

merger

of

the

Corporation

with

or

into
another

corporation.

Each

share

of the

Class A

Common

Stock shall

thereafter

be

convertible

into

such
kind and amount of

securities or other assets

or both as are

issuable or distributable in

respect to the number
of shares

of Common

Stock into

which each

share of

Class A Common

Stock is

convertible immediately
prior

to

such

reorganization,

reclassification,

consolidation

or

merger.

In

any

such

case,

appropriate
adjustments shall be made by the Board in

the application of the provisions herein set forth

with respect to
the rights and interests thereafter

of the holders of

Class A Common Stock such that

the provisions set forth
herein (including provisions for adjustment

of the conversion rate) shall

thereafter be applicable, as

nearly
as

reasonably

may

be

possible

in

relation

to

any

securities

or

other

assets

thereafter

deliverable

upon
conversion of the Class A Common Stock.
(m)

The

Corporation

shall

at

all

times

reserve

and

keep

available

out

of

the

authorized

and
unissued

shares

of Common

Stock, solely

for

the purpose

of effecting

the conversion

of

the outstanding
Class A

Common

Stock,

such

number

of

the

shares

of

Common

Stock

as

shall

from

time

to

time

be
sufficient to effect conversion of all outstanding Class A Common Stock and if, at any time, the number of authorized and

unissued shares

of Common

Stock shall

not be

sufficient

to effect

conversion of

the then
outstanding Class A Common Stock,

the Corporation shall take

such action as may

be necessary to increase
the number of authorized

and unissued shares of

Common Stock to such

number shall be sufficient for

such
purposes.
(n)

The Class A

Common Stock

may be

issued only

to Fred R.

Adams, Jr., his

Immediate Family
Members and any Permitted Transferee.
(o)

As used herein “Immediate

Family Members” is defined

as Fred R. Adams, Jr.,

his spouse,
his natural children, his sons-in-law, and his grandchildren, including the estates of all of

such persons.

For
purposes of the foregoing,

the estate of a

person shall include only

such person’s

estate, and a person

who
receives a

distribution from

such estate

shall not

be an

Immediate Family

Member unless

such person

is
otherwise included in the foregoing definition of Immediate Family Member.
(p)

As used herein “Permitted Transferee”

includes:
(i)

an Immediate Family Member;
(ii)

a trust

held for

the sole

or primary

benefit of

one or

more Immediate

Family Members
or Permitted Transferees,

including any trustee

in such trustee’s

capacity as such;

provided, however,

that
if a trust is not for the sole benefit of

one or more Immediate Family Members or Permitted Transferees, an
Immediate

Family

Member

or

Permitted

Transferee

must

retain

sole

dispositive

and

exclusive

power

to
direct the

voting of

the shares

of Class A

Common Stock

held by

such trust;

provided further

that in

the
event an Immediate Family Member or Permitted Transferee ceases to retain sole dispositive and exclusive
power to direct the voting

of the shares of Class A

Common Stock held by such

trust, each share of Class
A
Common Stock held

by such trust

shall automatically be

converted into one

fully paid and

non-assessable

share of Common

Stock without any

further action by

the Corporation or

any holder of

Class A Common
Stock;
(iii)

a corporation, limited

liability company or

partnership, including but not

limited to,
a family limited partnership or similar limited liability company or corporation, or a single member limited liability company, but only if all of the equity interest in such entity is owned, directly or indirectly, by one
or

more

Immediate

Family

Members

or

Permitted

Transferees

and

an

Immediate

Family

Member

or
Permitted

Transferee

retains

sole

dispositive

and

exclusive

power

to

direct

the

voting

of

the

shares

of
Class A

Common

Stock

held

by

such

entity;

provided,

however,

that

in

the

event

an

Immediate

Family
Member or Permitted

Transferee ceases

to retain sole

dispositive and exclusive

power to direct

the voting
of the shares of Class A Common Stock held by such entity, each share of Class A Common Stock held by such entity shall automatically be

converted into one fully paid

and non-assessable share of Common

Stock
without any further action by the Corporation or any holder of Class A Common Stock;
(iv)

an

Individual

Retirement

Account,

as

defined

in

Section 408(a)

of

the

Internal
Revenue Code, or

a pension, profit

sharing, stock bonus

or other type

of plan or

trust of which

an Immediate
Family Member or Permitted Transferee is a participant

or beneficiary and which satisfies the

requirements
for qualification

under Section 401

of the

Internal Revenue

Code, but

only if,

in each

case, an

Immediate
Family Member or Permitted Transferee retains sole dispositive and exclusive power to direct the voting

of
the shares

of Class A

Common Stock

held by

such account,

plan or

trust; provided,

however,

that in

the
event an Immediate Family Member or Permitted Transferee ceases to retain sole dispositive and exclusive
power to direct the voting of the shares of Class A

Common Stock held by such account, plan or trust, each
share of

Class A Common Stock

held by such

account, plan or

trust shall automatically

be converted

into
one fully paid and non-assessable share of Common

Stock without any further action by the Corporation

or
any holder of Class A Common Stock; or
(v)

any guardianship,

conservatorship or

custodianship for

the benefit

of an

Immediate
Family Member

who has

been adjudged

disabled, incapacitated,

incompetent or

otherwise unable

to manage
his or her own

affairs by a court of

competent jurisdiction, including any

guardian, conservator or custodian
in such guardian’s, conservator’s or custodian’s

capacity as such.
(q)

In the event

that beneficial or

record interest in

any shares of

Class A Common Stock

shall
be

transferred,

sold,

assigned,

conveyed,

hypothecated,

gifted

or

otherwise

disposed

of

or

transferred,
whether or not for value and whether voluntary

or involuntary or by operation of law

or intestacy,

to, or in
the event any shares of

Class A Common Stock, by operation

of law or otherwise, are

(or shall be deemed
to be)

owned by,

any person

or entity

other than

an Immediate

Family Member

or Permitted

Transferee,
each such

share of

Class A Common

Stock shall

automatically be

converted into

one fully

paid and

non-
assessable share of Common Stock without any further

action by the Corporation or any holder of Class
A
Common Stock.

For the

avoidance of

doubt, a “transfer”

shall also

include, without

limitation, a

transfer
of shares

of Class A

Common Stock

to a

broker or

other nominee

(regardless of

whether or

not there

is a
corresponding change in beneficial ownership),

or the transfer of,

or entering into a

binding agreement with
respect

to,

the

power

to

vote

or

direct

the

vote

of

any

shares

of

Class A

Common

Stock

by

proxy

or
otherwise; provided, however, that granting

a proxy to officers or

directors of the Corporation

at the request
of the Board in connection with actions to be taken at an annual or special meeting of stockholder shall not be considered a “transfer.”
(r)

For

the

avoidance

of

doubt,

no

“transfer”

shall

be

deemed

to

have

resulted

from,

and

no
conversion of Class A

Common Stock into

Common Stock shall

occur as a

result of, any

person’s entry into
that certain Amended and Restated Memorandum

of Understanding dated May 14, 2018 or the

transaction
documents contemplated thereby.

(s)

At such time

as less than

4,300,000 shares of Class

A Common Stock,

or less than

4,600,000
shares of Class A Common Stock and Common Stock in

the aggregate, (such amounts to be adjusted from
time

to

time

for

subdivisions,

combinations,
stock

splits

and

pro

rata

stock

dividends),

are

beneficially
owned by

Immediate Family

Members or

Permitted Transferees,

then each

outstanding share

of Class
A
Common

Stock

shall

automatically

be

converted

into

one

validly

issued

and

non-assessable

share

of
Common Stock without any further action by the Corporation or any holder of Class A Common Stock.
(t)

No shares of Class A Common Stock acquired by the Corporation by reason of redemption, purchase,

conversion

or

otherwise

shall

be

reissued

and

all

such

shares

shall

be

cancelled,

retired

and
eliminated from the shares that the Corporation shall be authorized to issue.
(u)

The holder of shares of Class A Common Stock

of the Corporation may pledge or otherwise
utilize

Class A

Common

Stock

as

security

for

an

obligation

of

a

holder

of

such

stock.

Such

pledge

or
utilization shall not

be considered as

a transfer of

ownership for the

purposes of determining

eligibility of
ownership

of

the

Class A

Common

Stock

until

the

beneficial

ownership

of

any

such

pledged

or
hypothecated stock is

transferred of record

to a person

or entity who

is not an

Immediate Family Member
or Permitted Transferee.
(v)

Conversion

into

Common

Stock

shall

be

deemed

to

have

occurred

(whether

or

not
certificates representing such shares are surrendered) as

of the close of business on the date

of transfer and
the person or persons (including any entity or entities) entitled to receive shares of Common Stock issuable
upon

such

conversion

shall

be

treated

for

all

purposes

as

the

record

holder

or

holders

of

such

shares

of
Common Stock on such date.
(w)

The Corporation shall

pay any and all

taxes or other fees

payable in respect of

the issuance
and delivery of

shares of Common

Stock issuable as

a result of the

conversion of Class A

Common Stock
unless the

issuance of

Common Stock

results from

the transfer

of Class A

Common Stock

to a

person or
entity not entitled to the ownership thereof.
(x)

So long as any shares of Class A Common Stock are outstanding, the Corporation shall not, without first obtaining the approval

by vote or written consent

in the manner provided by

law of the holders
of

not

less

than

66
2
/
3
%

of

the

total

number

of

shares

of

Class A

Common

Stock

outstanding,

voting
separately as a class,

(1) alter or change the rights

or privileges of Class A Common

Stock, (2) amend any
provision

of

this

Article IV,

Section 5

affecting

the

Class A

Common

Stock

or

(3) effect

any

re-
classification or re-capitalization of the Corporation’s outstanding capital stock.
(y)

Shares of Class A Common Stock may be issued to any party eligible to own such stock for such

consideration,

in

an

amount

not

less

than

the

par

value

thereof,

as

the

Board

shall

determine

to

be
adequate,

including

without

limitation,

shares

of

the

Corporation’s

Common

Stock

on

a

share

for

share
basis.
ARTICLE V
BOARD OF DIRECTORS
1.

General Powers.

The business and affairs

of the Corporation shall be

managed by or under
the direction of the Board.
2.

Number of Directors; Election; Term.
(a)

The number of directors that shall constitute the entire Board shall not be less than three nor more than twelve. Within

such limit, the number

of members of the

entire Board shall be

fixed, from time
to time, exclusively by the Board in accordance with the bylaws of the Corporation (as amended from time to time in accordance with the provisions hereof and thereof,

the “Bylaws”), subject to the rights of holders
of any series of Preferred Stock with respect to the election of directors, if any.
(b)

Subject to the

rights of holders

of any series

of Preferred Stock

with respect to

the election
of directors, the directors of the

Corporation shall be divided into three

classes as nearly equal in number

as
is practicable, hereby designated

Class I, Class II and Class III.

The Board is authorized

to assign members
of the Board already in office to such classes.

The term of office of the initial Class I directors shall expire upon the election of directors at the first annual meeting of stockholders following the effectiveness of this
Article V; the term of office

of the initial Class II directors shall expire upon the election of directors at the second annual meeting of stockholders following the effectiveness of this Article V;

and the term of office
of

the

initial

Class III

directors

shall

expire

upon

the

election

of

directors

at

the

third

annual

meeting

of
stockholders

following

the

effectiveness

of

this

Article V.

At

each

annual

meeting

of

stockholders,
commencing

with

the

first

annual

meeting

of

stockholders

following

the

effectiveness

of

this

Article V,
each of

the successors

elected to

replace the

directors of

a class

whose term

shall have

expired at

such annual
meeting shall be elected

to hold office until the

third annual meeting next

succeeding his or her

election and
until

his

or

her

respective

successor

shall

have been

duly

elected

and

qualified.

Subject

to

the

rights

of
holders of any series of

Preferred Stock with respect to

the election of directors, if

the number of directors
that constitutes the Board is

changed, any newly created

directorships or decrease in directorships

shall be
so

apportioned

by

the

Board

among

the

classes

as

to

make

all

classes

as

nearly

equal

in

number

as

is
practicable;

provided,

however,

that

no

decrease

in

the

number

of

directors

constituting

the

Board

shall
shorten the term of any incumbent director.
(c)

Subject to the

rights of holders

of any series

of Preferred Stock

with respect to

the election
of directors,

each director

shall serve

until such

director’s successor

is duly

elected and

qualified or

until
such director’s earlier death, resignation or removal.
(d)

Elections of directors need not be by written ballot unless the Bylaws shall so provide.
3.

Removal.

Subject to the rights

of holders of any

series of Preferred Stock

with respect to the
election of directors, a director

may be removed from

office by the stockholders of the

Corporation only for
cause and only

by the affirmative

vote of the

holders of at

least a majority

of the voting

power of all

then
outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors,
voting together as a single class.
4.

Vacancies

and Newly

Created Directorships.

Subject to

the rights

of holders

of any

series
of Preferred Stock with respect to

the election of directors, vacancies

occurring on the Board for any

reason
and newly created directorships resulting from an increase in the number of directors may be filled only by vote

of

a

majority

of

the

remaining

members

of

the

Board,

although

less

than

a

quorum,

or

by

a

sole
remaining director,

at any

meeting of

the Board

and not

by the

stockholders.

A person

so elected

by the
Board to fill a vacancy or newly created directorship shall hold office until the next election of the class for
which such

person shall

have been

assigned by

the Board

and until

such person’s

successor shall

be duly
elected and qualified or until such director’s earlier death, resignation or removal.
ARTICLE VI
AMENDMENT OF BYLAWS
In

furtherance

and

not

in

limitation

of

the

powers

conferred

by

statute,

the

Board

is

expressly
authorized to adopt, amend, alter or repeal

the Bylaws.

The Bylaws may also be adopted, amended,

altered
or repealed by the stockholders

of the Corporation by the

affirmative vote of the holders

of at least 66
2
/
3
%
of

the

voting

power

of

all

then

outstanding

shares

of

capital

stock

of

the

Corporation

entitled

to

vote
generally in the election of directors, voting together as a single class.

ARTICLE VII
STOCKHOLDERS
1.

No Action by Written Consent of

Stockholders.

Except as otherwise expressly provided by
the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by
written consent,

any action

required or

permitted to

be taken

by the

stockholders of

the Corporation

must
be effected at a duly called

annual or special meeting of

the stockholders of the Corporation

and may not be
effected by written consent in lieu of a meeting.
2.

Special

Meetings.

Except

as

otherwise

expressly

provided

by

the

terms

of

any

series

of
Preferred

Stock

permitting

the

holders

of

such

series

of

Preferred

Stock

to

call

a

special

meeting

of

the
holders of

such series,

special meetings

of the

stockholders of

the Corporation

may be

called only

by the
Board Chair or the Board, and the ability of the

stockholders to call a special meeting of the stockholders

is
hereby specifically denied.
ARTICLE VIII
LIMITATION OF LIABILITY

AND INDEMNIFICATION
1.

Limitation of

Personal Liability.

No director

or officer

of the

Corporation shall

have any
personal liability to the

Corporation or its stockholders

for monetary damages for

breach of fiduciary duty
as

a

director

or

officer,

except

to

the

extent

such

exemption

from

liability

or

limitation

thereof

is

not
permitted under

the DGCL,

as it

presently exists

or may

hereafter be

amended from

time to

time.

If the
DGCL

is

amended

to

authorize

corporate

action

further

eliminating

or

limiting

the

personal

liability

of
directors or

officers, then the

liability of

a director

or officer

of the

Corporation shall

be eliminated

or limited
to the

fullest extent

permitted by the

DGCL, as

so amended.

For purposes

of this

Article VIII, Section 1,
“officer” shall have

the meaning provided in

Section 102(b)(7) of the DGCL,

as it presently

exists or may
hereafter be amended from time to time.
2.

Indemnification

and

Advancement

of

Expenses.

The

Corporation

shall

indemnify

its
directors

and

officers

to

the

fullest

extent

authorized

or

permitted

by

the

DGCL,

as

now

or

hereafter

in
effect,

and such

right to

indemnification shall

continue as

to a

person who

has ceased

to be

a director

or
officer of the

Corporation and shall inure

to the benefit of

such person’s

heirs, executors and personal

and
legal representatives.

A director’s

right to

indemnification conferred

by this

Article VIII, Section 2

shall
include the right

to be paid

by the Corporation

the expenses incurred

in defending or

otherwise participating
in any proceeding in advance of its final disposition, but only if such director presents to the Corporation a
written undertaking

to repay

such amount

if it

shall ultimately

be determined

that such

director is

not entitled
to be indemnified by the Corporation under

this Article VIII or otherwise.

Notwithstanding the foregoing,
except for

proceedings to

enforce any

director’s or officer’s rights

to indemnification

or any

director’s rights
to advancement of expenses, the Corporation shall not be obligated to indemnify any director or officer, or
advance

expenses

of

any

director

(or

such

director’s

or

officer’s

heirs,

executors

or

personal

or

legal
representatives), in

connection with

any proceeding

(or part

thereof) initiated

by such

person unless

such
proceeding (or part thereof) was authorized by the Board.
3.

Rights not Exclusive.

The rights to indemnification

and advancement of expenses

conferred
in

Article VIII,

Section 2

of

this

Certificate

of

Incorporation

shall

not

be

exclusive

of,

or

be

deemed

in
limitation of, any

rights to which

any person may

otherwise be or

become entitled or

permitted under this
Certificate

of

Incorporation,

the

Bylaws,

any

statute,

agreement,

vote

of

stockholders

or

disinterested
directors or otherwise.
4.

Insurance.

To the fullest extent authorized or permitted by the DGCL, the Corporation may purchase and

maintain insurance

on behalf

of any

current or

former director

or officer

of the

Corporation

against any liability asserted against

such person, whether or not

the Corporation would have the

power to
indemnify such person against such liability under the provisions of this Article VIII or otherwise.
5.

Effect of Modifications.

Any amendment, repeal

or modification of

any provision contained
in this

Article VIII shall, unless

otherwise required by

law,

be prospective

only (except

to the

extent such
amendment or change

in law permits

the Corporation to

further limit or

eliminate the liability

of directors
or officers) and shall not adversely affect any right or protection of any current or former director or officer
of the Corporation existing

at the time of

such amendment, repeal or

modification with respect to

any acts
or omissions occurring prior to such amendment, repeal or modification.
ARTICLE IX
GENERAL
1.

Forum for Certain Actions.
(a)

Unless a

majority of

the Board,

acting on

behalf of

the Corporation,

consents in

writing to
the

selection

of

an

alternative

forum

(which

consent

may

be

given

at

any

time,

including

during

the
pendency of litigation),

the Court of Chancery

of the State

of Delaware (or, if

the Court of

Chancery does
not have

jurisdiction, another

state court

located within

the State

of Delaware

or, if

no state

court located
within the State of

Delaware has jurisdiction, the

federal district court for

the District of Delaware),

to the
fullest

extent

permitted

by

law,

shall

be

the

sole

and

exclusive

forum

for

(i) any

derivative

action

or
proceeding brought

on behalf

of the

Corporation under

Delaware law,

(ii) any action

asserting a

claim of
breach

of

a

fiduciary

duty

owed

by

any

current

or

former

director,

officer

or

other

employee

of

the
Corporation to the Corporation

or the Corporation’s stockholders,

(iii) any action asserting a

claim against
the Corporation or any of its

directors, officers or other employees arising pursuant

to any provision of the
DGCL, this Certificate

of Incorporation or

the Bylaws (in

each case, as

may be amended

from time to

time),
(iv) any action asserting a claim against the Corporation or any of its directors, officers or other employees governed

by

the

internal

affairs

doctrine

of

the

State

of

Delaware

or

(v) any

other

action

asserting

an
“internal corporate claim,” as defined in Section 115 of

the DGCL, in all cases subject to the

court’s having
personal jurisdiction

over all

indispensable parties

named as

defendants.

Unless a

majority of

the Board,
acting

on

behalf

of

the

Corporation,

consents

in

writing

to

the

selection

of

an

alternative

forum

(which
consent may be given at any time, including during

the pendency of litigation), the federal district courts of
the United

States of America, to

the fullest extent

permitted by law,

shall be the

sole and exclusive

forum
for

the

resolution

of

any

action

asserting

a

cause

of

action

arising

under

the

Securities Act

of

1933,

as
amended.
(b)

If

any

action

the

subject

matter

of

which

is

within

the

scope

of

subparagraph

(a) of

this
Article IX, Section 1 is filed

in a court other

than a court located

within the State of

Delaware (a “Foreign
Action”)

in

the

name

of

any

stockholder,

such

stockholder

shall

be

deemed

to

have

consented

to

(i) the
personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any

action

brought

in

any

such

court

to

enforce

subparagraph

(a) of

this

Article IX,

Section 1

(an
“Enforcement

Action”)

and

(ii) having

service

of

process

made

upon

such

stockholder

in

any

such
Enforcement Action

by

service

upon

such

stockholder’s

counsel

in

the

Foreign Action

as

agent

for

such
stockholder.
(c)

If

any

provision

of

this

Article IX,

Section 1

shall

be

held

to

be

invalid,

illegal

or
unenforceable as applied

to any person,

entity or circumstance

for any reason

whatsoever, then, to

the fullest
extent permitted by law,

the validity, legality and

enforceability of such provision

in any other circumstance
and of the remaining provisions of this Article IX, Section 1, and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

(d)

For the

avoidance of

doubt, any

person or

entity purchasing

or otherwise

acquiring or

holding
any

interest

in

any

security

of

the

Corporation

shall

be

deemed

to

have

notice

of

and

consented

to

the
provisions of this Article IX, Section 1.
2.

Amendment.

The

Corporation

reserves

the

right

to

amend,

alter,

change

or

repeal

any
provision contained

in this

Certificate of Incorporation,

in the

manner now

or hereafter

prescribed by

this
Certificate of Incorporation and the DGCL,

and all rights, preferences and privileges herein conferred

upon
stockholders of the Corporation by and

pursuant to this Certificate of Incorporation

in its present form or as
hereafter amended are

granted subject to

the right reserved

in this

Article IX, Section 2.

Notwithstanding
any other

provision of

this Certificate

of Incorporation,

and in

addition to

any other

vote that

may be

required
by law, applicable stock exchange rule or the terms of any series of Preferred Stock, the affirmative vote of the

holders

of

at

least

66
2
/
3
%

of

the

voting

power

of

all

then

outstanding

shares

of

capital

stock

of

the
Corporation entitled to vote generally in the election

of directors, voting together as a single class, shall

be
required to amend, alter, repeal or adopt any provision of this Certificate of Incorporation.
3.

Severability.

If any provision or provisions of this Certificate of Incorporation shall be held to be

invalid, illegal

or unenforceable

as applied

to any

circumstance for

any reason

whatsoever, the validity,
legality and enforceability

of such provision

in any other

circumstance and of

the remaining provisions

of
this Certificate

of Incorporation

(including, without

limitation, each

portion of

any Section,

paragraph or
subparagraph of this Certificate of Incorporation

containing any such provision held to

be invalid, illegal or
unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected
or impaired thereby.

IN WITNESS WHEREOF, this Third Amended and Restated

Certificate of Incorporation has

been
signed by a duly authorized officer of the Corporation, as of the 27 th

day of March, 2025.
/s/ Sherman L. Miller________________________
Sherman L. Miller
President – Chief Executive Officer